Exhibit 1.1

                               1,250,000 Shares

                       RECKSON SERVICE INDUSTRIES, INC.

                                 Common Stock
                          (Par Value $.01 Per Share)




                            UNDERWRITING AGREEMENT



December 13, 1999

                            UNDERWRITING AGREEMENT


                                                             December 13, 1999


WARBURG DILLON READ LLC
299 Park Avenue
New York, New York 10171


Ladies and Gentlemen:

          Reckson Service Industries, Inc., a Delaware corporation (the "Company"), proposes to issue and sell to Warburg Dillon Read LLC (the "Underwriter") 1,250,000 shares (the "Firm Shares") of its common stock, par value $.01 per share (the "Common Stock"). In addition, solely for the purpose of covering overallotments, the Company proposes to grant the Underwriter the option to purchase from the Company an additional 187,500 shares of Common Stock (the "Additional Shares"). The Firm Shares and the Additional Shares are hereinafter collectively sometimes referred to as the "Shares."

          The Company has prepared and filed with the Securities and Exchange Commission (the "Commission") in accordance with the provisions of the Securities Act of 1933, as amended, and the rules and regulations of the Commission thereunder (collectively, the "Act"), a registration statement on Form S-3 (File No. 333-84353), relating to certain securities (the "Shelf Securities"), including the Shares, to be issued from time to time by the Company. The Company also has filed with, or proposes to file with, the Commission pursuant to Rule 424 under the Act ("Rule 424") a prospectus supplement specifically relating to the Shares (a "Prospectus Supplement"). The registration statement as amended to the date of this Agreement and including any registration statement filed pursuant to Rule 462(b) under the Act (a "Rule 462(b) Registration Statement") is hereinafter referred to as the "Registration Statement" and the related prospectus covering the Shelf Securities in the form first used to confirm sales of the Shares is hereinafter referred to as the "Basic Prospectus." The Basic Prospectus as supplemented by any applicable Prospectus Supplement specifically relating to the Shares in the form first used to confirm sales of the Shares is hereinafter referred to as the "Prospectus." Any reference in this Agreement to the Registration Statement, the Basic Prospectus or the Prospectus shall be deemed to refer to and include the documents incorporated by reference therein pursuant to Item 12 of Form S-3 under the Act that were filed under the Securities Exchange Act of 1934, as amended, and the rules and regulations of the Commission thereunder (collectively, the "Exchange Act") on or before the date of this Agreement or the date of the Registration Statement, the Basic Prospectus or the Prospectus, as the case may be; and any reference to "amend," "amendment" or "supplement" with respect to the Registration Statement, the Basic Prospectus or the Prospectus shall be deemed to refer to and include any documents filed under the Exchange Act after the date of this Agreement or the date of the Registration Statement, the Basic Prospectus or the Prospectus, as the case may be, which are deemed to be incorporated by reference therein.

          The Company and the Underwriter agree as follows:

          1. Sale and Purchase: Upon the basis of the warranties and representations and subject to the terms and conditions herein set forth, the Company agrees to sell to the Underwriter and the Underwriter agrees to purchase from the Company the Firm Shares at a purchase price of $44.45 per Share. The Company is advised by you that the Underwriter intends initially to offer the Firm Shares upon the terms set forth in the Prospectus. You may from time to time increase or decrease the public offering price after the initial offering to such extent as you may determine.

          In addition, the Company hereby grants to the Underwriter the option to purchase, and upon the basis of the representations and warranties and subject to the terms and conditions herein set forth, the Underwriter shall have the right to purchase all or a portion of the Additional Shares as may be necessary to cover over-allotments made in connection with the offering of the Firm Shares, at the same purchase price per share to be paid by the Underwriter to the Company for the Firm Shares. This option may be exercised by you at any time (but not more than once) on or before the thirtieth day following the date hereof, by written notice to the Company. Such notice shall set forth the aggregate number of Additional Shares as to which the option is being exercised, and the date and time when the Additional Shares are to be delivered (such date and time being herein referred to as the "additional time of purchase"); provided, however, that the additional time of purchase shall not be earlier than the time of purchase (as defined below) nor earlier than the second business day(1) after the date on which the option shall have been exercised nor later than the tenth business day after the date on which the option shall have been exercised.

---------------

1 As used herein "business day" shall mean a day on which the New York Stock Exchange is open for trading.

          2. Payment and Delivery: Payment of the purchase price for the Firm Shares shall be made to the Company by Federal Funds wire transfer, against delivery of the certificates for the Firm Shares to you through the facilities of The Depository Trust Company ("DTC") for the account of the Underwriter. Such payment and delivery shall be made at 10:00 A.M., New York City time, on December 16, 1999 (unless another time shall be agreed to by you and the Company). The time at which such payment and delivery are actually made is hereinafter sometimes called the "time of purchase." Certificates for the Firm Shares shall be delivered to you in definitive form in such names and in such denominations as you shall specify no later than the second business day preceding the time of purchase. For the purpose of expediting the checking of the certificates for the Firm Shares by you, the Company agrees to make such certificates available to you for such purpose at least one full business day preceding the time of purchase.

          Payment of the purchase price for the Additional Shares shall be made at the additional time of purchase in the same manner and at the same office as the payment for the Firm Shares. Certificates for the Additional Shares shall be delivered to you in definitive form in such names and in such denominations as you shall specify no later than the second business day preceding the additional time of purchase. For the purpose of expediting the checking of the certificates for the Additional Shares by you, the Company agrees to make such certificates available to you for such purpose at least one full business day preceding the additional time of purchase.

          3. Representations and Warranties of the Company: The Company represents and warrants to the Underwriter that:

          (a) the Company meets the requirements for use of Form S-3 for the sale of the Shares and the Registration Statement has been declared effective by the Commission;

          (b) the Registration Statement and the Prospectus, including the financial statements, schedules and related notes included in or incorporated by reference in the Prospectus, as of the date hereof and at the time the Registration Statement became effective, at the time of purchase, at the additional time of purchase and when any post-effective amendment to the Registration Statement or Rule 462(b) Registration Statement becomes effective or any amendment or supplement to the Prospectus is filed with the Commission, did or will comply in all material respects with all applicable provisions of the Act and will contain all statements required to be stated therein in accordance with the Act. On the date hereof, on the date of filing of any Rule 462(b) Registration Statement, at the time of purchase and at the additional time of purchase, no part of the Registration Statement or any amendment did or will include an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary in order to make the statements therein not misleading. On the date hereof, as of the date of the Prospectus, at the time of purchase and at the additional time of purchase, the Prospectus did not and will not include an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading. If a Rule 462(b) Registration Statement is filed in connection with the offering and sale of the Shares, the Company will have complied or will comply with the requirements of Rule 111 under the Act relating to the payment of filing fees therefor. The foregoing representations and warranties in this Section 3(b) do not apply to any statements or omissions made in reliance on and in conformity with information relating to the Underwriter furnished in writing to the Company by the Underwriter specifically for inclusion in the Registration Statement or Prospectus or any amendment or supplement thereto. The Company has not distributed any offering material in connection with the offering or sale of the Shares other than the Registration Statement, the Prospectus or any other materials, if any, permitted by the Act (which were disclosed to the Underwriter and the Underwriter's counsel);

          (c) each 462(b) Registration Statement, if any, (A) complied or will comply when so filed in all material respects with all applicable provisions of the Act and (B) did not contain an untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; and the Prospectus delivered to the Underwriter for use in connection with the offering of Shares will, at the time of such delivery, be identical in content to the electronically transmitted copies thereof filed with the Commission pursuant to EDGAR, except to the extent permitted by Regulation S-T under the Act ("Regulation S-T");

          (d) the documents incorporated or deemed to be incorporated by reference in the Prospectus pursuant to Item 12 of Form S-3 under the Act comply, or will comply, as the case may be, in all material respects with the Exchange Act, and, when read together with other information included in, and incorporated by reference in, the Prospectus, at the time the Registration Statement became effective, on the date hereof, at the time of purchase, at the additional time of purchase and when any post-effective amendment to the Registration Statement or Rule 462(b) Registration Statement or any amendment or supplement to the Prospectus is filed with the Commission, did not and will not include any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided, however, that this representation and warranty shall not apply to any statements or omissions made in reliance upon and in conformity with information relating to the Underwriter furnished to the Company in writing by the Underwriter specifically for inclusion in the Registration Statement or Prospectus or any amendment or supplement thereto;

          (e) (i) there are no contracts or other documents required by the Act to be filed as exhibits to the Registration Statement or required to be described in the Registration Statement or Prospectus that have not been so filed or described as required; (ii) each contract to which either the Company or any of the Subsidiaries (as defined below) is a party and to which reference is made in the Prospectus or which is filed as an exhibit to the Registration Statement has been duly and validly executed by the Company or such Subsidiary, as the case may be, and, to the knowledge of the Company, is in full force and effect in all material respects in accordance with its terms, and no such contracts have been assigned by the Company or the Subsidiaries except as contemplated in the Prospectus; and (iii) the Company knows of no present situation or condition or fact that would prevent compliance by the Company or the Subsidiaries in all material respects with the terms of any such contract;

          (f) as of September 30, 1999, the Company had a capitalization as set forth under the heading entitled "September 30, 1999" on Consolidated Balance Sheets in the Company's Quarterly Report on Form 10-Q (the "September 30 10-Q"); all of the issued and outstanding shares of capital stock of the Company, including the Common Stock, have been duly and validly authorized and issued and are fully paid and non-assessable, have been issued in compliance with all federal and state securities laws and were not issued in violation of any preemptive right, resale right, right of first refusal or similar right; and the Company has been duly incorporated and is validly existing as a corporation in good standing under the laws of the State of Delaware, with full power and authority to own, lease and operate its properties and conduct its business as described in the Registration Statement, to execute and deliver this Agreement and to issue and sell the Shares;

          (g) the Company is duly qualified to do business as a foreign corporation in good standing in each jurisdiction where the ownership or leasing of its properties or the conduct of its business requires such qualification, except where the failure to so qualify would not have a material adverse effect on the business, properties, condition (financial or otherwise), results of operation or prospects of the Company and its consolidated subsidiaries taken as a whole (a "Material Adverse Effect"); the Company has no "significant subsidiaries" (as defined in Regulation S-X under the Act ("Regulation S-X")) other than those set forth on
     Schedule 1 hereto (collectively, the "Subsidiaries"); and other than the Subsidiaries, or as set forth on Schedule 2 hereto, the Company does not own, directly or indirectly, any shares of stock or any other equity or long-term debt securities of any corporation or have any equity interests in any firm, partnership, joint venture, association or other entity that are material to the Company and its consolidated subsidiaries, taken as a whole; complete and correct copies of the charter and bylaws or limited liability company agreement, as the case may be, of the Company and the Subsidiaries and all amendments thereto have been delivered to you, and except as set forth in the exhibits to the Registration Statement no changes therein will be made subsequent to the date hereof and prior to the time of purchase or, if later, the additional time of purchase; each Subsidiary has been duly incorporated or formed, as the case may be, and is validly existing as a corporation or limited liability company, as the case may be, in good standing under the laws of the jurisdiction of its incorporation or formation, as the case may be, with full corporate or limited liability company, as the case may be, power and authority to own, lease and operate its properties and to conduct its business as described in the Registration Statement and Prospectus; each Subsidiary is duly qualified to do business as a foreign entity in good standing in each jurisdiction where the ownership or leasing of its properties or the conduct of its business requires such qualification, except where the failure to so qualify would not have a Material Adverse Effect; all of the outstanding shares of capital stock of each of the corporate Subsidiaries have been duly authorized and validly issued, are fully paid and non-assessable and all of the member interests in the limited liability company Subsidiary have been validly issued, and (except as otherwise described on Schedule 1) are owned by the Company subject to no security interest, other encumbrance or adverse claim;

          (h) neither the Company nor any of its Subsidiaries is in breach of, or in default under (nor has any event occurred which with notice, lapse of time, or both would constitute a breach of, or default under), its respective charter or by-laws or in the performance or observance of any obligation, agreement, covenant or condition contained in any license, indenture, mortgage, deed of trust, bank loan or credit agreement or other agreement or instrument to which the Company or any of its Subsidiaries is a party or by which any of them is bound, except where such breach or default would not have an Material Adverse Effect, and the execution, delivery and performance of this Agreement and the issuance of the Shares and consummation of the transactions contemplated hereby and thereby will not conflict with, or result in any breach of or constitute a default under (nor constitute any event which with notice, lapse of time, or both would constitute a breach of, or default under), any provisions of the charter or by-laws or limited liability company agreement, as the case may be, of the Company or any of its Subsidiaries or under any provision of any license, indenture, mortgage, deed of trust, bank loan or credit agreement or other agreement or instrument to which the Company or any of its Subsidiaries is a party or by which any of them or their respective properties may be bound or affected, or under any federal, state, local or foreign law, regulation or rule or any decree, judgment or order applicable to the Company or any of its Subsidiaries;

          (i) the Shares have been duly authorized by the Company and, when issued and delivered by the Company against payment of the consideration therefor specified herein, will be duly and validly issued and fully paid and nonassessable; the issuance of such Shares will not be subject to any preemptive right, resale right, right of first refusal or similar right; and no person has the right, contractual or otherwise, to cause the Company to issue to it, or register pursuant to the Act, any shares of capital stock of the Company upon the issue and sale of the Shares to the Underwriter hereunder;

          (j) this Agreement has been duly authorized, executed and delivered by the Company and is a legal, valid and binding agreement of the Company enforceable in accordance with its terms, except as such enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws relating to or affecting the enforcement of creditors' rights generally or general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law), and except further as the enforcement of the indemnification and contribution provisions contained herein may be limited by federal or state securities laws or the public policy underlying such laws;

          (k) the capital stock of the Company, including the Shares, conforms in all material respects to the description thereof contained in the Registration Statement and the certificates for the Shares are in due and proper form and the holders of the Shares will not be subject to personal liability by reason of being such holders;

          (l) no approval, authorization, consent or order of or filing with any national, state or local governmental or regulatory commission, board, body, authority or agency is required in connection with the issuance or sale of the Shares or the consummation by the Company of the transactions as contemplated hereby other than registration of the Shares under the Act and any necessary qualification under the securities or blue sky laws of the various jurisdictions in which the Shares are being offered by the Underwriter or under the rules and regulations of the National Association of Securities Dealers, Inc. ("NASD");

          (m) Ernst & Young LLP, whose reports on the consolidated financial statements of (i) the Company and its Subsidiaries, (ii) Interoffice Superholdings Corporation and subsidiaries, (iii) RSVP Holdings, LLC,
     (iv) Xebec Management Services, Inc. and affiliate and (v) InterOffice (Holdings) Corporation and Subsidiaries (the entities referred to in clauses (ii) through (v) above together, the "Acquired Companies") are included in the Registration Statement, are independent public accountants with respect to the Company and each of the Acquired Companies as required by the Act and the applicable published rules and regulations thereunder;

          (n) each of the Company and its Subsidiaries has all necessary licenses, authorizations, consents and approvals (collectively, "Consents") and has made all necessary filings required under any federal, state, local or foreign law, regulation or rule ("Filings"), and has obtained all necessary Consents from other persons, in order to conduct its respective business, except where the failure to possess such Consents or make such Filings would not have a Material Adverse Effect; and neither the Company nor any of its Subsidiaries is in violation of, or in default under, any such Consent or any federal, state, local or foreign law, regulation or rule or any decree, order or judgment applicable to the Company or any of its Subsidiaries the effect of which would have a Material Adverse Effect;

          (o) there are no actions, suits or proceedings pending or threatened to which the Company or any of its Subsidiaries or any of their respective officers is a party or of which any of their respective properties are subject, at law or in equity, or before or by any federal, state, local or foreign governmental or regulatory commission, board, body, authority or agency which could result in a judgment, decree or order having a Material Adverse Effect, prevent consummation of any of the transactions contemplated thereby or which are required by the Act to be described in the Registration Statement or Prospectus that have not been so described;

          (p) the Company and each Subsidiary have filed on a timely basis all necessary federal, state and foreign income, franchise and other tax returns and have paid all taxes shown thereon as due, and the Company has no knowledge of any tax deficiency which has been or might be asserted against the Company or any Subsidiary which might have a Material Adverse Effect; and all material tax liabilities are adequately provided for within the financial statements of the Company;

          (q) the Company and its Subsidiaries maintain insurance of the types and in the amounts reasonably believed to be adequate for their business and consistent with insurance coverage maintained by similar companies in similar businesses, all of which insurance is in full force and effect;

          (r) neither the Company nor its Subsidiaries are involved in labor dispute or disturbance nor, to the knowledge of the Company, is any labor dispute or disturbance threatened, in each case that would have a Material Adverse Effect;

          (s) except as described in the Registration Statement, the Company and each Subsidiary owns or possesses adequate licenses or other rights to use all patents, patent applications, trademarks, trademark applications, service marks, service mark applications, trade names, copyrights, manufacturing processes, formulae, trade secrets, know-how, franchises, and other material intangible property and assets (collectively, "Intellectual Property") necessary to the conduct of their businesses as conducted and as proposed to be conducted as described in the Registration Statement, except where the failure to do so would not have a Material Adverse Effect; the Company has no knowledge that it or any Subsidiary lacks or will be unable to obtain any rights or licenses to use any of the Intellectual Property necessary to conduct the business now conducted or proposed to be conducted by it as described in the Registration Statement, except as described in the Registration Statement and except where the failure to have or obtain such rights or licenses would not have a Material Adverse Effect; the Registration Statement fairly and accurately describes the Company's rights with respect to any Intellectual Property; the Company has not received any notice of infringement or of conflict with rights or claims of others with respect to any Intellectual Property; and the Company is not aware of any patents of others which are infringed upon by potential products or processes referred to in the Registration Statement in such a manner as to have a Material Adverse Effect, except as described in the Registration Statement;

          (t) the audited financial statements included or incorporated by reference in the Registration Statement present fairly the consolidated financial position of the Company and its consolidated subsidiaries and each of the Acquired Companies as of the dates indicated and the consolidated results of operations and changes in financial position of the Company and its consolidated subsidiaries and each of the Acquired Companies for the periods specified; and such financial statements have been prepared in conformity with generally accepted accounting principles applied on a consistent basis during the periods involved;

          (u) subsequent to the respective dates as of which information is given in the Registration Statement and the Prospectus, there has not been (i) any material adverse change or any development which in the Company's reasonable judgment, is likely to cause a Material Adverse Effect, (ii) any transaction which is material and unfavorable to the Company or its Subsidiaries, except transactions in the ordinary course of business, (iii) any obligation, direct or contingent, which is material to the Company and its consolidated subsidiaries taken as a whole, incurred by the Company or its Subsidiaries, except obligations incurred in the ordinary course of business, (iv) any change in the capital stock or outstanding indebtedness of the Company or its Subsidiaries or (v) any dividend or distribution of any kind declared, paid or made on the capital stock of the Company; and neither the Company nor any of its Subsidiaries has any material contingent obligation which is not disclosed in the Registration Statement and the Prospectus;

          (v) no stop order suspending the effectiveness of the Registration Statement has been issued and no proceeding for that purpose has been instituted or, to the knowledge of the Company, threatened by the Commission;

          (w) the Shares, upon issuance, will be duly listed for trading on the Nasdaq National Market;

          (x) prior to the date hereof, neither the Company nor, to the Company's knowledge, any of its affiliates has taken any action which is designed to or which has constituted or which might have been expected to cause or result in stabilization or manipulation of the price of any security of the Company in connection with the offering of the Shares, except as permitted by this Agreement;

          (y) all statements in the Basic Prospectus under the heading "Risk Factors -- Risk of Impact of Year 2000 Issue on Our Operating and Financial Results" are accurate in all material respects;

          (z) the Company is not and, after giving effect to the offering and sale of the Shares, will not be an "investment company" or an entity "controlled" (as defined in the Investment Company Act of 1940, as amended (the "Investment Company Act")) by a company required to be registered under the Investment Company Act;

          (aa) except as disclosed in the Registration Statement or the Propsectus or as would not have a Material Adverse Effect, (A) neither the Company nor any of its Subsidiaries is in violation of any federal, state, local or foreign statute, law, rule, regulation, ordinance, code, policy or rule of common law, including any judicial or administrative order, consent, decree or judgment, relating to pollution or protection of human health, the environment (including, without limitation, ambient air, surface water, groundwater, land surface or subsurface strata) or wildlife, including, without limitation, laws and regulations relating to the release or threatened release of chemicals, pollutants, contaminants, wastes, toxic substances, hazardous substances, petroleum or petroleum products (collectively, "Hazardous Materials") or to the manufacture, processing, distribution, use, treatment, storage, disposal, transport or handling of Hazardous Materials (collectively, "Environmental Laws"), (B) the Company and its Subsidiaries have all permits, authorizations and approvals required under any applicable Environmental Laws and are each in compliance with their requirements, (C) there are no pending or threatened administrative, regulatory or judicial actions, suits, demands, demand letters, claims, liens, notices of noncompliance or violation, investigation, or proceedings relating to any Environmental Law against the Company or any of its Subsidiaries, (D) there are no events or circumstances that might reasonably be expected to form the basis of an order for clean-up or remediation, or an action, suit or proceeding by any private party or governmental body or agency, against or affecting the Company or any of its Subsidiaries relating to Hazardous Materials or Environmental Laws and (E) neither the Company nor any of its Subsidiaries has assumed by contract or agreement any liabilities or obligations arising under any Environmental Law, including, without limitation, any such liabilities or obligations with respect to formerly owned, leased or operated real property or facilities, or former divisions or subsidiaries; and

          (bb) none of the Company nor any of its Subsidiaries has incurred any liability for any prohibited transaction or funding deficiency or any complete or partial withdrawal liability with respect to any pension, profit sharing or other plan which is subject to the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), to which the Company or any of its Subsidiaries makes or ever has made a contribution and in which any employee of the Company or any Subsidiary is or has ever been a participant, which, individually or in the aggregate, could reasonably be expected to have or result in a Material Adverse Effect; and with respect to such plans, each of the Company and its Subsidiaries is in compliance in all respects with all applicable provisions of ERISA, except where the failure to so comply could not, individually or in the aggregate, reasonably be expected to have or result in a Material Adverse Effect.

          4. Certain Covenants of the Company: The Company hereby agrees:

          (a) The Company, subject to Section 4(b), will notify the Underwriter immediately, and confirm the notice in writing, (i) when any post-effective amendment to the Registration Statement shall become effective, or any supplement to the Prospectus or any amended Prospectus shall have been filed, (ii) of the receipt of any comments from the Commission, (iii) of any request by the Commission for any amendment to the Registration Statement or any amendment or supplement to the Prospectus or for additional information, and (iv) of the issuance by the Commission of any stop order suspending the effectiveness of the Registration Statement or of any order preventing or suspending the use of any preliminary prospectus, or of the suspension of the qualification of the Shares for offering or sale in any jurisdiction, or of the initiation or threatening of any proceedings for any of such purposes. The Company will promptly effect the filings necessary pursuant to Rule 424 and will take such steps as it deems necessary to ascertain promptly whether the form of prospectus transmitted for filing under Rule 424 was received for filing by the Commission, and in the event that it was not, it will promptly file such prospectus; and the Company will make every reasonable effort to prevent the issuance of any stop order and, if any stop order is issued, to obtain the lifting thereof at the earliest possible moment;

          (b) Prior to the termination of the offering of the Shares, the Company will give the Underwriter notice of its intention to file or prepare any amendment to the Registration Statement (including any filing under Rule 462(b)), or any amendment, supplement or revision to either the prospectus included in the Registration Statement at the time it became effective or to the Prospectus, will furnish the Underwriter with copies of any such documents a reasonable amount of time prior to such proposed filing or use, as the case may be, and will not file or use any such document to which the Underwriter or counsel for the Underwriter shall reasonably object;

          (c) The Company has furnished or will deliver to the Underwriter and counsel for the Underwriter, without charge, signed copies of the Registration Statement as originally filed and of each amendment thereto (including exhibits filed therewith or incorporated by reference therein) and signed copies of all consents and certificates of experts, and will also deliver to the Underwriter, without charge, a conformed copy of the Registration Statement as originally filed and of each amendment thereto (without exhibits) for the Underwriter; and the copies of the Registration Statement and each amendment thereto furnished to the Underwriter will be identical to the electronically transmitted copies thereof filed with the Commission pursuant to EDGAR, except to the extent permitted by Regulation S-T;

          (d) The Company will furnish to the Underwriter, without charge, during the period when the Prospectus is required, in the opinion of counsel to the Underwriter, to be delivered under the Act or the Exchange Act, such number of copies of the Prospectus (as amended or supplemented) as the Underwriter may reasonably request; and the Prospectus and any amendments or supplements thereto furnished to the Underwriter will be identical to the electronically transmitted copies thereof filed with the Commission pursuant to EDGAR, except to the extent permitted by Regulation S-T;

          (e) The Company will comply with the Act so as to permit the completion of the distribution of the Shares as contemplated in this Agreement and in the Prospectus. If, at any time when a prospectus is required by the Act to be delivered in connection with sales of the Shares, any event shall occur or condition shall exist as a result of which it is necessary, in the opinion of counsel for the Underwriter or for the Company, to amend the Registration Statement or amend or supplement the Prospectus in order that the Prospectus will not include any untrue statements of a material fact or omit to state a material fact necessary in order to make the statements therein not misleading in the light of the circumstances existing at the time it is delivered to a purchaser, or if it shall be necessary, in the opinion of such counsel, at any such time to amend the Registration Statement or amend or supplement the Prospectus in order to comply with the requirements of the Act, the Company will promptly prepare and file with the Commission, subject to Section 4(b), such amendment or supplement as may be necessary to correct such statement or omission or to make the Registration Statement or the Prospectus comply with such requirements, and the Company will furnish to the Underwriter such number of copies of such amendment or supplement as the Underwriter may reasonably request;

          (f) The Company will use its best efforts, in cooperation with the Underwriter, to qualify the Shares for offering and sale under the applicable securities laws of such states as the Underwriter may designate and to maintain such qualifications in effect for a period of not less than one year from the later of the effective date of the Registration Statement and any Rule 462(b) Registration Statement; provided, however, that the Company shall not be obligated to file any general consent to service of process or to qualify as a foreign corporation or as a dealer in securities in any jurisdiction in which it is not so qualified or to subject itself to taxation in respect of doing business in any jurisdiction in which it is not otherwise so subject; and in each jurisdiction in which the Shares have been so qualified, the Company will file such statements and reports as may be required by the laws of such jurisdiction to continue such qualification in effect for a period of not less than one year from the effective date of the Registration Statement and any Rule 462(b) Registration Statement;

          (g) The Company will not issue, sell, offer or agree to sell, contract to sell, grant any option to purchase or otherwise dispose of, directly or indirectly, any shares of Common Stock or securities convertible into or exchangeable or exercisable for Common Stock or warrants or other rights to purchase Common Stock or any other securities of the Company that are substantially similar to Common Stock or permit the registration under the Act of any shares of Common Stock, except for
     (1) the registration of the Shares and the sales to the Underwriter pursuant to this Agreement, (2) issuances of Common Stock upon the exercise of outstanding options, options issued in compliance with (3) below, warrants and debentures, (3) issuances of options exercisable for Common Stock or other capital stock of the Company issued under the Company's employee stock option plans in effect on the date hereof, (4) issuances of Common Stock as consideration for the purchase of equity interests in other entities, provided that recipients of such Common Stock agree to be bound by agreements with the same terms as those referenced in Section 6(k) hereof, (5) the offer, sale and issuance of the Company's convertible preferred stock pursuant to an exemption from the registration requirements of the Act other than Rule 144A under the Act, provided that such sale shall not generate gross proceeds greater than $40,937,500, and (6) the registration of Common Stock under the Company's Registration Statement on Form S-3 (333-92247) currently on file with the Securities and Exchange Commission with respect to certain selling stockholders so as to permit such stockholders to pledge their Common Stock in connection with a loan (which Registration Statement may not be amended or supplemented to provide for the registration of additional shares of Common Stock), in each case, for a period of 90 days after the date hereof, without the prior written consent of the Underwriter;

          (h) The Company will make generally available to its securityholders as soon as reasonably practicable an earnings statement covering a period of at least twelve months after the effective date of the Registration Statement (but in no event commencing later than 90 days after such date) which shall satisfy the provisions of Section 11(a) of the Act, and will advise the Underwriter in writing when such statement has been so made available;

          (i) The Company will use the net proceeds received by it from the sale of the Shares pursuant to this Agreement in the manner specified in the Prospectus Supplement under the caption "Use of Proceeds";

          (j) The Company will pay all expenses, fees and taxes (other than any transfer taxes and fees and disbursements of counsel for the Underwriter except as set forth under Section 5 hereof and (iii), (iv) and (vi) below) in connection with (i) the preparation and filing of the Registration Statement and the printing and furnishing of copies of each thereof to the Underwriter and to dealers (including costs of mailing and shipment), (ii) the preparation, issuance, execution, authentication and delivery of the Shares, (iii) the qualification of the Shares for offering and sale under state laws (including the reasonable legal fees and filing fees and other disbursements of counsel for the Underwriter) and the printing and furnishing of copies of any blue sky surveys or legal investment surveys to the Underwriter and to dealers, (iv) the listing of the Shares for trading on the Nasdaq National Market and any registration thereof under the Exchange Act, (v) any filing for review of the public offering of the Shares by the NASD and (vi) the performance of the Company's other obligations hereunder; and

          (k) The Company will use its best efforts to cause the Shares to be listed for trading on the Nasdaq National Market.

          5. Reimbursement of Underwriter's Expenses: If the Shares are not delivered for any reason other than the default by the Underwriter in its obligations hereunder or termination of this Agreement by the Underwriter pursuant to Section 7 hereof, the Company shall reimburse the Underwriter for all of its out-of-pocket expenses, including the reasonable fees and disbursements of its counsel.

          6. Conditions of Underwriter's Obligations: The obligations of the Underwriter hereunder are subject to the accuracy of the representations and warranties on the part of the Company on the date hereof and at the time of purchase or the additional time of purchase, as the case may be, to the performance by the Company of its obligations hereunder and to the following conditions:

          (a) The Prospectus shall have been filed with the Commission pursuant to Rule 424(b) within the applicable time period prescribed for such filing pursuant to the rules and regulations under the Act; and no stop order suspending the effectiveness of the Registration Statement shall have been issued and no proceedings for that purpose shall have been commenced or shall be pending before or, to the best of the Company's knowledge, contemplated by the Commission.

          (b) The Company shall furnish to you an opinion of Brown & Wood LLP, counsel for the Company, addressed to the Underwriter and dated the time of purchase and the additional time of purchase, as the case may be, in form and substance satisfactory to Cahill Gordon & Reindel, counsel for the Underwriter.

          (c) You shall have received comfort letters addressed to the Underwriter in the forms heretofore approved by the Underwriter dated,
     (i) respectively, as of the date of this Agreement, the time of purchase and the additional time of purchase, as the case may be, of Ernst & Young LLP with respect to the financial statements of the Company and the Acquired Companies and (ii) as of the time of purchase, PricewaterhouseCoopers LLP with respect to the financial statements of VANTAS Incorporated and subsidiaries.

          (d) You shall have received an opinion of Cahill Gordon & Reindel, counsel for the Underwriter, dated the time of purchase and the additional time of purchase, as the case may be. Such counsel shall state that such counsel have participated in conferences with officers and other representatives of the Company, counsel for the Company, representatives of the independent public accountants of the Company and representatives of the Underwriter at which the contents of the Registration Statement and related matters were discussed and, although such counsel is not passing upon and does not assume any responsibility for the accuracy, completeness or fairness of the statements contained in the Registration Statement (except as to the material accuracy of the description of the Common Stock in the Prospectus), on the basis of the foregoing (relying as to materiality to a large extent upon the opinions of officers and other representatives of the Company), no facts have come to the attention of such counsel which lead them to believe that the Registration Statement or any amendment thereto at the time the Registration Statement or such amendment became effective as of its date or any supplement thereto contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading or that the Prospectus as of its date or any amendment or supplement thereto included an untrue statement of a material fact or omitted to state a material fact necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading (it being understood that such counsel need express no comment with respect to the financial statements and schedules and other financial and statistical data included in the Registration Statement or Prospectus).

          (e) At the time of purchase and the additional time of purchase, as the case may be, the Registration Statement shall not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading.

          (f) Between the time of execution of this Agreement and the time of purchase and the additional time of purchase, as the case may be, (i) no material and unfavorable change, financial or otherwise (other than as referred to in the Registration Statement), in the business, condition or prospects of the Company and its consolidated subsidiaries, taken as a whole shall occur or become known and (ii) no transaction which is material and unfavorable to the Company shall have been entered into by the Company or any of its Subsidiaries.

          (g) The Company will, at the time of purchase and the additional time of purchase, as the case may be, deliver to you a certificate of its chief financial officer to the effect that the representations and warranties of the Company set forth in this Agreement and the conditions set forth in paragraph (e) and paragraph (f) have been met and are true and correct as of each such date.

          (h) The Shares shall have been approved for listing for quotation on the Nasdaq National Market, subject only to official notice of issuance.

          (i) The Company shall have furnished to you such other documents and certificates as to the accuracy and completeness of any statement in the Registration Statement as of the time of purchase and the additional time of purchase, as the case may be, as you may reasonably request.

          (j) The Company shall perform such of its obligations under this Agreement as are to be performed by the terms hereof at or before the time of purchase and the additional time of purchase, as the case may be.

          (k) The Company shall have obtained the agreement of each of its directors and executive officers not to sell, offer to sell, contract to sell, hypothecate, grant any option to purchase or otherwise dispose of, directly or indirectly, any shares of Common Stock or securities convertible into or exchangeable for Common Stock or warrants or other rights to purchase Common Stock for a period of 90 days after the date hereof, without the prior written consent of the Underwriter.

          7. Termination: The obligations of the Underwriter hereunder shall be subject to termination in the absolute discretion of the Underwriter if, since the time of execution of this Agreement or the respective dates as of which information is given in the Prospectus, (y) there has been any material adverse and unfavorable change, financial or otherwise (other than as referred to in the Registration Statement), in the business, condition or prospects of the Company and its consolidated subsidiaries taken as a whole, which would, in the reasonable judgment of the Underwriter, make it impracticable to market the Shares, or (z) at any time prior to the time of purchase and the additional time of purchase, as the case may be, trading in securities on the New York Stock Exchange, the American Stock Exchange or the Nasdaq National Market shall have been suspended or minimum prices shall have been established on the New York Stock Exchange, the American Stock Exchange or the Nasdaq National Market, or if a banking moratorium shall have been declared either by the United States or New York State authorities, or if the United States shall have declared war in accordance with its constitutional processes or there shall have occurred any material outbreak or escalation of hostilities or other national or international calamity or crisis of such magnitude in its effect on the financial markets of the United States as, in the reasonable judgment of the Underwriter, to make it impracticable to market the Shares.

          If the Underwriter elects to terminate this Agreement as provided in this Section 7, the Company shall be notified promptly by letter or telegram.

          If the sale to the Underwriter of the Shares, as contemplated by this Agreement, is not carried out by the Underwriter for any reason permitted under this Agreement or if such sale is not carried out because the Company shall be unable to comply and does not comply with any of the terms of this Agreement, the Company shall not be under any obligation or liability under this Agreement (except to the extent provided in Sections 4(j), 5 and 8 hereof), and the Underwriter shall be under no obligation or liability to the Company under this Agreement (except to the extent provided in Section 8 hereof).

          8. Indemnity by the Company and the Underwriter:

          (a) The Company agrees to indemnify, defend and hold harmless the Underwriter, its members, directors and officers, and any person who controls the Underwriter within the meaning of Section 15 of the Act or Section 20 of the Exchange Act, and such persons, members, directors and officers, and the successors and assigns of all of the foregoing persons, from and against any loss, damage, expense, liability or claim (including the reasonable cost of investigation) which, jointly or severally, the Underwriter or any such person may incur under the Act, the Exchange Act, the common law or otherwise, insofar as such loss, damage, expense, liability or claim arises out of or is based upon any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement (or in the Registration Statement as amended by any post-effective amendment thereof by the Company) or in a Prospectus (the term Prospectus for the purpose of this Section 8 being deemed to include the Prospectus and the Prospectus as amended or supplemented by the Company), or arises out of or is based upon any omission or alleged omission to state a material fact required to be stated in either such Registration Statement or Prospectus or necessary to make the statements made therein not misleading, except insofar as any such loss, damage, expense, liability or claim arises out of or is based upon any untrue statement or alleged untrue statement of a material fact contained in and in conformity with information furnished in writing by the Underwriter to the Company expressly for use with reference to the Underwriter in such Registration Statement or Prospectus or arises out of or is based upon any omission or alleged omission to state a material fact in connection with such information required to be stated in such Registration Statement or Prospectus or necessary to make such information not misleading.

          If any claim, suit, action, proceeding, investigation or inquiry (together, a "Proceeding") is brought against the Underwriter or any such person in respect of which indemnity may be sought against the Company pursuant to the foregoing paragraph, the Underwriter or such person shall promptly notify the Company in writing of the institution of such Proceeding and the Company shall assume the defense of such Proceeding, including the employment of counsel reasonably satisfactory to such indemnified party and payment of all fees and expenses; provided, however, that the omission to so notify the Company shall not relieve the Company from any liability which it may have to the Underwriter to the extent it is not materially prejudiced as a result thereof and in any event shall not relieve it from any liability which it may have otherwise than on account of this indemnity agreement. The Underwriter or controlling person shall have the right to employ its own counsel in any such case, but the fees and expenses of such counsel shall be at the expense of the Underwriter or such person unless the employment of such counsel shall have been authorized in writing by the Company in connection with the defense of such Proceeding or the Company shall not have, within a reasonable period of time, in light of the circumstances, employed counsel to have charge of the defense of such Proceeding, or such indemnified party or parties shall have reasonably concluded that there may be defenses available to it or them which are different from or additional to or in conflict with those available to the Company (in which case the Company shall not have the right to direct the defense of such Proceeding on behalf of the indemnified party or parties), in any of which events such fees and expenses shall be borne by the Company and paid as incurred (it being understood, however, that the Company shall not be liable for the expenses of more than one separate counsel (in addition to local counsel) in any one Proceeding or series of related proceedings representing the indemnified parties who are parties to such Proceeding). The Company shall not be liable for any settlement of any Proceeding effected without its written consent, but if settled with the written consent of the Company, the Company agrees to indemnify and hold harmless the Underwriter and any such person from and against any loss or liability by reason of such settlement. No indemnifying party shall, without the prior written consent of the indemnified party, effect any settlement of any pending or threatened Proceeding in respect of which any indemnified party is or could have been a party and indemnity could have been sought hereunder by such indemnified party, unless such settlement includes an unconditional release of such indemnified party from all liability on claims that are the subject matter of such Proceeding and does not include an admission of fault, culpability or failure to act.

          (b) The Underwriter agrees to indemnify, defend and hold harmless the Company, its directors and officers and any person who controls the Company within the meaning of Section 15 of the Act or Section 20 of the Exchange Act, and such person's directors and officers, and the successors and assigns of all of the foregoing persons, from and against any loss, damage, expense, liability or claim (including the reasonable cost of investigation) which, jointly or severally, the Company or any such person may incur under the Act, the Exchange Act, the common law or otherwise, insofar as such loss, damage, expense, liability or claim arises out of or is based upon any untrue statement or alleged untrue statement of a material fact contained in and in conformity with information furnished in writing by or on behalf of the Underwriter to the Company expressly for use with reference to the Underwriter in the Registration Statement (or in the Registration Statement as amended by any post-effective amendment thereof by the Company) or in a Prospectus or arises out of or is based upon any omission or alleged omission to state a material fact in connection with such information required to be stated in such Registration Statement or such Prospectus or necessary to make such information not misleading.

          If any Proceeding is brought against the Company or any such person in respect of which indemnity may be sought against the Underwriter pursuant to the foregoing paragraph, the Company or such person shall promptly notify the Underwriter in writing of the institution of such Proceeding and the Underwriter shall assume the defense of such Proceeding, including the employment of counsel reasonably satisfactory to such indemnified party and payment of all fees and expenses; provided, however, that the omission to notify the Underwriter shall not relieve the Underwriter from any liability which it may have to the Company to the extent it is not materially prejudiced as a result thereof and in any event shall not relieve it from any liability which it may have otherwise than on account of this indemnity agreement. The Company or such person shall have the right to employ its own counsel in any such case, but the fees and expenses of such counsel shall be at the expense of the Company or such person unless the employment of such counsel shall have been authorized in writing by the Underwriter in connection with the defense of such Proceeding or the Underwriter shall not have within a reasonable period of time in light of the circumstances, employed counsel to have charge of the defense of such Proceeding or such indemnified party or parties shall have reasonably concluded that there may be defenses available to it or them which are different from or additional to or in conflict with those available to the Underwriter (in which case the Underwriter shall not have the right to direct the defense of such Proceeding on behalf of the indemnified party or parties, but the Underwriter may employ counsel and participate in the defense thereof but the fees and expenses of such counsel shall be at the expense of the Underwriter), in any of which events such fees and expenses shall be borne by the Underwriter and paid as incurred (it being understood, however, that the Underwriter shall not be liable for the expenses of more than one separate counsel (in addition to any local counsel) in any one Proceeding or series of related Proceedings representing the indemnified parties who are parties to such Proceeding). The Underwriter shall not be liable for any settlement of such Proceeding effected without the written consent of the Underwriter, but if settled with the written consent of such Underwriter, such Underwriter agrees to indemnify and hold harmless the Company and any such person from and against any loss or liability by reason of such settlement. No indemnifying party shall, without the prior written consent of the indemnified party, effect any settlement of any pending or threatened Proceeding in respect of which any indemnified party is or could have been a party and indemnity could have been sought hereunder by such indemnified party, unless such settlement includes an unconditional release of such indemnified party from all liability on claims that are the subject matter of such Proceeding.

          (c) If the indemnification provided for in this Section 8 is unavailable to an indemnified party under subsections (a) and (b) of this
Section 8 or insufficient to hold an indemnified person harmless in respect of any losses, damages, expenses, liabilities or claims referred to therein, then each applicable indemnifying party, in lieu of indemnifying such indemnified party, shall contribute to the amount paid or payable by such indemnified party as a result of such losses, damages, expenses, liabilities or claims (i) in such proportion as is appropriate to reflect the relative benefits received by the Company on the one hand and the Underwriter on the other hand from the offering of the Shares or (ii) if the allocation provided by clause (i) above is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) above but also the relative fault of the Company on the one hand and of the Underwriter on the other in connection with the statements or omissions which resulted in such losses, damages, expenses, liabilities or claims, as well as any other relevant equitable considerations. The relative benefits received by the Company on the one hand and the Underwriter on the other shall be deemed to be in the same proportion as the total proceeds from the offering (net of underwriting discounts and commissions but before deducting expenses) received by the Company bear to the underwriting discounts and commissions received by the Underwriter. The relative fault of the Company on the one hand and of the Underwriter on the other shall be determined by reference to, among other things, whether the untrue statement or alleged untrue statement of a material fact or omission or alleged omission relates to information supplied by the Company or by the Underwriter and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The amount paid or payable by a party as a result of the losses, damages, expenses, liabilities or claims referred to above shall be deemed to include any legal or other fees or expenses reasonably incurred by such party in connection with investigating, preparing to defend or defending any Proceeding.

          (d) The Company and the Underwriter agree that it would not be just and equitable if contribution pursuant to this Section 8 were determined by pro rata allocation or by any other method of allocation which does not take account of the equitable considerations referred to in subsection (c) above. Notwithstanding the provisions of this Section 8, the Underwriter shall not be required to contribute any amount in excess of the amount by which the total price at which the Shares underwritten by it and distributed to the public were offered to the public exceeds the amount of any damages which the Underwriter has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation.

          (e) The indemnity and contribution agreements contained in this
Section 8 and the covenants, warranties and representations of the Company contained in this Agreement shall remain in full force and effect regardless of any investigation made by on behalf of the Underwriter, its members, directors or officers or any person (including each member, officer or director of such person) who controls the Underwriter within the meaning of
Section 15 of the Act or Section 20 of the Exchange Act, or by or on behalf of the Company, its directors and officers or any person who controls the Company within the meaning of Section 15 of the Act or Section 20 of the Exchange Act, and shall survive any termination of this Agreement or the issuance and delivery of the Shares. The Company and the Underwriter agree promptly to notify the other of the commencement of any Proceeding against it and, in the case of the Company, against any of the Company's officers or directors, in connection with the issuance and sale of the Shares, or in connection with the Prospectus or Registration Statement.

          9. Notices: Except as otherwise herein provided, all statements, requests, notices and agreements shall be in writing or by telegram and, if to the Underwriter, shall be sufficient in all respects if delivered or sent to Warburg Dillon Read LLC, 299 Park Avenue, New York, New York 10171, Attention:
Syndicate Department, and, if to the Company, shall be sufficient in all respects if delivered or sent to the Company at the offices of the Company at 10 East 50th Street, New York, New York 10022, Attention: Jason M. Barnett, Executive Vice President and General Counsel.

          10. Governing Law; Construction. This Agreement and any claim, counterclaim or dispute of any kind or nature whatsoever arising out of or in any way relating to this Agreement ("Claim"), directly or indirectly, shall be governed by, and construed in accordance with, the laws of the State of New York, without regard to principles of conflicts of law thereof. The Section headings in this Agreement have been inserted as a matter of convenience of reference and are not a part of this Agreement.

          11. Submission to Jurisdiction. Except as set forth below, no Claim may be commenced, prosecuted or continued in any court other than the courts of the State of New York located in the City and County of New York or in the United States District Court for the Southern District of New York, which courts shall have jurisdiction over the adjudication of such matters, and the Company consents to the jurisdiction of such courts and personal service with respect thereto. The Company hereby consents to personal jurisdiction, service and venue in any court in which any Claim is brought by any third party against the Underwriter or any indemnified party. Each of the Underwriter and the Company (on its behalf and, to the extent permitted by applicable law, on behalf of its stockholders and affiliates) waives all right to trial by jury in any Claim (whether based upon contract, tort or otherwise). Each of the Underwriter and the Company agrees that a final judgment in any such Claim brought in any such court shall be conclusive and binding upon it and may be enforced in any other courts to the jurisdiction of which it is or may be subject, by suit upon such judgment.

          12. Parties at Interest: The Agreement herein set forth has been and is made solely for the benefit of the Underwriter and the Company and the controlling persons, members, directors and officers referred to in Section 8 hereof, and their respective successors, assigns, executors and administrators. No other person, partnership, association or corporation (including a purchaser, as such purchaser, from the Underwriter) shall acquire or have any right under or by virtue of this Agreement.

          13. Counterparts: This Agreement may be signed by the parties in counterparts which together shall constitute one and the same agreement among the parties. Delivery of an executed counterpart by facsimile shall be effective as delivery of a manually executed counterpart thereof.

                           [SIGNATURE PAGE FOLLOWS]

          If the foregoing correctly sets forth the understanding between the Company and the Underwriter, please so indicate in the space provided below for the purpose, whereupon this letter and your acceptance shall constitute a binding agreement between the Company and the Underwriter.

                                      Very truly yours,

                                      RECKSON SERVICE INDUSTRIES, INC.


                                      By:  /s/ Michael Maturo
                                         -----------------------------------
                                         Name:   Michael Maturo
                                         Title:  Executive Vice President

Accepted and agreed to as of the date first above written

WARBURG DILLON READ LLC


By:  /s/ John M. Boyle
   --------------------------
   Name:   John M. Boyle
   Title:  Executive Director


By:  /s/ Linda Phelps
   --------------------------
   Name:   Linda Phelps
   Title:  Director